UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

April 14, 2005

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 14, 2005, Extreme Networks, Inc. (the “Company”) held a conference call regarding its preliminary results for the quarter ending March 27, 2005. The transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

A complete copy of the press release issued by the Company on April 14, 2005 announcing its preliminary results for the quarter ending March 27, 2005 is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Company’s fiscal fourth quarter ends on July 3, 2005.

Item 7.01	Regulation FD Disclosure.

On April 14, 2005, Extreme Networks, Inc. held a conference call regarding its preliminary results for the quarter ending March 27, 2005. The transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Transcript of conference call held on April 14, 2005 regarding preliminary financial results for the fiscal quarter ended March 27, 2005.

99.2	Press Release dated April 14, 2005 announcing preliminary financial results for the fiscal quarter ended March 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2005

EXTREME NETWORKS, INC.

By:	/s/ WILLIAM R. SLAKEY
William R. Slakey
Chief Financial Officer

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